UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 1, 2023
CELSIUS HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Nevada	001-34611	20-2745790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431
(Address of principal executive offices and zip code)

Registrant’s telephone number including area code :(561) 276-2239

Not Applicable
Former Name or Former Address (If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CELH	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On November 1, 2023, Celsius issued a press release (a) noting the release date of the financial results for the third quarter ending September 30, 20233 will be on November 7, 2023; and (b) announcing that the Management team will host a conference call that same day at 10:00 a.m. Eastern Time to discuss the financial results with the investment community.
Persons desiring to participate in the conference call, please call one of the following telephone numbers at least 10 minutes before the start of the call:

Toll Free: (877) 709-8150
Toll/International: (862) 298-0702

Webcast: https://event.choruscall.com/mediaframe/webcast.html?webcastid=fLaBjVHp
A copy of the press release dated November 1, 2023 is included as Exhibit 99.1 to this report.
In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibit 99.1 furnished herewith, shall not be deemed "filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No	Description
99.1	Press Release dated November 1, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: November 1, 2023	By:	/s/ John Fieldly
John Fieldly, Chief Executive Officer